UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 18, 2008
ITC HOLDINGS CORP.

(Exact name of Registrant as Specified in its Charter)

Michigan	001-32576	32-0058047

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27175 Energy Way Novi, Michigan	48377

(Address of Principal Executive Offices)	(Zip Code)
(248) 946-3000
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Issuance of METC Senior Secured Notes and ITC Midwest First Mortgage Bonds, Series B and Series C
METC Senior Secured Notes
On December 18, 2008, Michigan Electric Transmission Company, LLC (“METC”), an indirect wholly-owned subsidiary of ITC Holdings Corp. (the “Company”), issued $50,000,000 aggregate principal amount of its 6.63% Senior Secured Notes due 2014 (the “METC Notes”) in a private placement in reliance on an exemption from registration under the Securities Act of 1933.
The METC Notes were issued under METC’s first mortgage indenture (the “Mortgage Indenture”), dated December 10, 2003, between The Bank of New York Mellon Trust Company, N.A., as successor to JPMorgan Chase Bank, as trustee (the “Trustee”), as supplemented by the fourth supplemental indenture thereto, dated as of December 11, 2008, between METC and the Trustee (the “Fourth Supplemental Indenture” and, together with the Mortgage Indenture, the “METC Indenture”). The METC Notes are secured by a first mortgage lien on substantially all of METC’s real and tangible personal property equally with all other securities theretofore or thereafter issued under the Mortgage Indenture, with such exceptions as described in, and such releases as permitted by, the METC Indenture.
Interest on the METC Notes is payable semi-annually on June 30 and December 30 of each year, commencing on June 30, 2009, at a fixed rate of 6.63% per annum. METC may redeem the METC Notes, in whole or in part, in an amount not less than $5,000,000 in aggregate principal amount in the case of a partial redemption, at any time or from time to time with not less than 30 nor more than 60 days’ prior notice at a redemption price equal to the sum of (a) 100% of the principal amount of such METC Notes, (b) accrued and unpaid interest thereon to the redemption date and (c) a make-whole amount, if any, determined using a discount rate of treasuries plus 50 basis points. The principal amount of the METC Notes is payable on December 18, 2014.
The METC Notes and the METC Indenture contain events of default customary for such a transaction, including, without limitation, failure to pay interest on any Security (as defined in the METC Indenture) for 5 days after becoming due; failure to pay principal on any Security when due; failure to comply with material covenants contained in the METC Indenture, subject to a 10-day cure period; failure to comply with other covenants contained in the METC Indenture and the other financing agreements relating to the offering of the METC Notes, subject to a 30-day cure period; breaches of representations and warranties; defaults in respect of obligations relating to certain debt; certain unsatisfied judgments; certain material ERISA events; termination of transmission service; termination of material transmission documents; and certain events relating to reorganization, bankruptcy and insolvency of METC. If an “Event of Default” (as defined in the METC Indenture) occurs, any holder of the Securities may accelerate its Securities (rather than all the Securities) pursuant to any payment Event of Default; the trustee or holders of a majority of the outstanding principal amount of the Securities may accelerate all the

Securities pursuant to any Event of Default; and all amounts are automatically accelerated pursuant to any reorganization, bankruptcy or insolvency Event of Default.
The above description of the METC Indenture does not purport to be a complete statement of the parties’ rights and obligations thereunder. Such description is qualified in its entirety by reference to the Fourth Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.22, and which is incorporated herein by reference.
ITC Midwest First Mortgage Bonds, Series B and Series C
On December 22, 2008, ITC Midwest LLC (“ITC Midwest”), a wholly-owned subsidiary of ITC Holdings Corp., issued $40,000,000 aggregate principal amount of 7.12% First Mortgage Bonds, Series B due 2017 (the “Series B Bonds”) and $35,000,000 aggregate principal amount of 7.27% First Mortgage Bonds, Series C due 2020 (the “Series C Bonds”; and, together with the Series B Bonds, the “ITC Midwest Bonds”) in a private placement in reliance on an exemption from registration under the Securities Act of 1933.
The ITC Midwest Bonds were issued under ITC Midwest’s first mortgage and deed of trust (the “First Mortgage and Deed of Trust”), dated January 14, 2008, between The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the second supplemental indenture thereto, dated as of December 15, 2008, between ITC Midwest and the Trustee (the “Second Supplemental Indenture” and, together with the First Mortgage and Deed of Trust, the “Midwest Indenture”). The ITC Midwest Bonds are secured by a first mortgage lien on substantially all of ITC Midwest’s real and tangible personal property equally with all other securities theretofore or thereafter issued under the First Mortgage and Deed of Trust, with such exceptions as described in, and such releases as permitted by, the Midwest Indenture.
Interest on the Series B Bonds is payable semi-annually on June 30 and December 30 of each year, commencing on June 30, 2009 at a fixed rate of 7.12% per annum. Interest on the Series C Bonds is payable semi-annually on June 30 and December 30 of each year, commencing on June 30, 2009 at a fixed rate of 7.27% per annum. ITC Midwest may redeem the ITC Midwest Bonds, in whole or in part, in an amount not less than $5,000,000 in aggregate principal amount in the case of a partial redemption, at any time or from time to time with not less than 30 nor more than 60 days’ prior notice at a redemption price equal to the sum of (a) 100% of the principal amount of such ITC Midwest Bonds, (b) accrued and unpaid interest thereon to the redemption date and (c) a make-whole amount, if any, determined using a discount rate of treasuries plus 50 basis points. The principal amount of the Series B Bonds is payable on December 22, 2017 and the principal amount of the Series C Bonds is payable on December 22, 2020.
The ITC Midwest Bonds and the Midwest Indenture contain events of default customary for such a transaction, including, without limitation, failure to pay interest on any Security (as defined in the Midwest Indenture) for 5 days after becoming due; failure to pay principal on any Security when due; failure to comply with material covenants contained in the Midwest Indenture, subject to a 10-day cure period; failure to comply with other covenants contained in the Midwest Indenture and the other financing agreements relating to the offering of the ITC Midwest Bonds, subject to a 30-day cure period; breaches of representations and warranties; defaults in respect of obligations relating to certain debt; certain unsatisfied judgments; certain material ERISA events; termination of transmission service; termination of material transmission documents; and certain events relating to reorganization, bankruptcy and insolvency of Midwest. If an “Event of Default” (as defined in the Midwest Indenture) occurs, any holder of the Securities may accelerate its Securities (rather than all the Securities) pursuant to any payment Event of Default; the trustee or holders of a majority of the outstanding principal amount of the Securities may accelerate all the Securities pursuant to any Event of Default; and all amounts are automatically accelerated pursuant to any reorganization, bankruptcy or insolvency Event of Default.
The above description of the Midwest Indenture does not purport to be a complete statement of the parties’ rights and obligations thereunder. Such description is qualified in its entirety by reference to the Second Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.23, and which is incorporated herein by reference.
Item 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01. OTHER EVENTS
In connection with the offering of the METC Notes, on November 25, 2008, METC entered into a third supplemental indenture to the Mortgage Indenture with the Trustee (the “METC Third Supplemental Indenture”) for the purpose of adding a covenant to the Mortgage Indenture for the benefit of all holders thereunder. The foregoing description of the METC Third Supplemental Indenture does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the METC Third Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
On December 22, 2008, ITC Holdings Corp. issued a press release announcing the completion of the private placements of the METC Notes and the ITC Midwest Bonds, by METC and ITC Midwest, respectively. This press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description

4.22
Fourth Supplemental Indenture, dated as of December 11, 2008, between Michigan Electric Transmission Company, LLC and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as trustee

Exhibit No.	Description

4.23
Second Supplemental Indenture, dated as of December 15, 2008, between ITC Midwest LLC and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee

99.1
Third Supplemental Indenture, dated as of November 25, 2008, between Michigan Electric Transmission Company, LLC and The Bank of New York Mellon Trust Company, N.A., (as successor to JPMorgan Chase Bank) as trustee

99.2	ITC Holdings Corp. Press Release, dated December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.
By:	/s/ Daniel J. Oginsky
	Name:	Daniel J. Oginsky
	Title:	Vice President and General Counsel

December 23, 2008